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                                                                    EXHIBIT 99.2

                                         Contacts: Sam Gradess
                                                   Chief Financial Officer
                                                   Alloy, Inc.
                                                   212/244-4307
FOR IMMEDIATE RELEASE:
                                                   Investor Relations:
                                                   A.J. Goodman PR21,
                                                   Inc. 212/299-8888

         ALLOY REAFFIRMS SECOND QUARTER AND FULL YEAR FINANCIAL GUIDANCE



NEW YORK, NY -- JULY 14, 2003 - Alloy, Inc. (Nasdaq:ALOY), a media, marketing services and direct marketing company targeting the dynamic Generation Y population, today announced that it has reaffirmed its previously announced financial guidance for the second quarter ending July 31, 2003 and the full fiscal year ending January 31, 2004.

Alloy's second fiscal quarter financial results are expected to be reported during the week of August 25, 2003.

ABOUT ALLOY

Alloy, Inc. is a media, marketing services and direct marketing company targeting Generation Y, a key demographic segment comprising the more than 60 million boys and girls in the United States between the ages of 10 and 24. Alloy's convergent media model uses a wide range of media assets to reach more than 25 million Generation Y consumers each month. Through Alloy's 360 Youth media and marketing services unit, marketers can connect with the Generation Y audience through a host of advertising and marketing programs incorporating Alloy's media and marketing assets such as direct mail catalogs, magazines, college and high school newspapers, Web sites, school-based media boards, college guides, and sponsored on- and off-campus events. Alloy generates revenue from its broad reach in the Generation Y community by providing marketers advertising and marketing services through 360 Youth and by selling apparel, accessories, footwear, room furnishings and action sports equipment directly to the youth market through catalogs, Web sites and magazines. For further information regarding Alloy, please visit our Web site (www.alloy.com) and click on "Investor Info". Information on 360 Youth's advertising and marketing services can be found at www.360youth.com.


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THIS ANNOUNCEMENT MAY CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, INCLUDING STATEMENTS REGARDING OUR EXPECTATIONS AND BELIEFS REGARDING OUR FUTURE RESULTS OR PERFORMANCE. BECAUSE THESE STATEMENTS APPLY TO FUTURE EVENTS, THEY ARE SUBJECT TO RISKS AND UNCERTAINTIES. WHEN USEDIN THIS ANNOUNCEMENT, THE WORDS "ANTICIPATE", "BELIEVE", "ESTIMATE", "EXPECT", "EXPECTATION", "PROJECT" AND "INTEND" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. OUR ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ADDITIONALLY, YOU SHOULD NOT CONSIDER PAST RESULTS TO BE AN INDICATION OF OUR FUTURE PERFORMANCE. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, AMONG OTHERS, OUR ABILITY TO: INCREASE REVENUES, GENERATE HIGH MARGIN SPONSORSHIP AND MULTIPLE REVENUE STREAMS, INCREASE VISITORS TO OUR WEB SITES (WWW.ALLOY.COM, WWW.CCS.COM, AND WWW.DANSCOMP.COM) AND BUILD CUSTOMER LOYALTY; DEVELOP OUR SALES AND MARKETING TEAMS AND CAPITALIZE ON THESE EFFORTS, DEVELOP COMMERCIAL RELATIONSHIPS WITH ADVERTISERS AND THE CONTINUED RESILIENCE IN ADVERTISING SPENDING TO REACH THE TEEN MARKET; MANAGE THE RISKS AND CHALLENGES ASSOCIATED WITH INTEGRATING NEWLY ACQUIRED BUSINESSES; AND IDENTIFY AND TAKE ADVANTAGE OF STRATEGIC, SYNERGISTIC ACQUISITIONS AND OTHER REVENUE OPPORTUNITIES. OTHER RELEVANT FACTORS INCLUDE, WITHOUT LIMITATION: OUR COMPETITION; SEASONAL SALES FLUCTUATIONS; THE UNCERTAIN ECONOMIC AND POLITICAL CLIMATE IN THE UNITED STATES AND THROUGHOUT THE REST OF THE WORLD AND THE POTENTIAL THAT SUCH CLIMATE MAY DETERIORATE FURTHER; AND GENERAL ECONOMIC CONDITIONS. FOR A DISCUSSION OF CERTAIN OF THE FOREGOING FACTORS AND OTHER RISK FACTORS SEE THE "RISK FACTORS THAT MAY AFFECT FUTURE RESULTS" SECTION INCLUDED IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JANUARY 31, 2003, AS AMENDED, WHICH IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION. WE DO NOT INTEND TO UPDATE ANY OF THE FORWARD-LOOKING STATEMENTS AFTER THE DATE OF THIS ANNOUNCEMENT TO CONFORM THESE STATEMENTS TO ACTUAL RESULTS OR TO CHANGES IN MANAGEMENT'S EXPECTATIONS, EXCEPT AS MAY BE REQUIRED BY LAW.

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